April 22, 2016                                        Exhibit 99.1
Park National Corporation reports first quarter
2016 financial results and declares quarterly dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the first quarter of 2016, which include continued consumer loan growth and a 13.5 percent increase in net income for its community banking subsidiary, The Park National Bank. The board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on June 10, 2016 to common shareholders of record as of May 20, 2016.
Park’s net income for the three months ended March 31, 2016 (first quarter) was $18.7 million, compared to $19.0 million for the same period in 2015, a decrease of 1.9 percent. Net income per diluted common share for the first quarter of 2016 was $1.21, compared to $1.23 in the same period of 2015.
“Our banks have begun the year with great momentum, continuing our focus on lending and service,” said Park Chief Executive Officer David L. Trautman. “We are responding quickly to our clients’ requests for vehicle, home and business loans of all kinds. Our investment professionals are increasing their assets under management. We’re all working together to control expenses, support our communities, and plan exciting enhancements for our clients in the future.”
In the first quarter, The Park National Bank reported consumer loan growth of $11.9 million (4.9 percent annualized). Total loans for the bank were $5.02 billion at March 31, 2016, up $236.7 million (4.95 percent) from $4.79 billion at March 31, 2015.
The bank earned net income of $21.7 million for the first quarter of 2016, compared to net income of $19.2 million for the same period of 2015. The bank had total assets of $7.3 billion at March 31, 2016, rising from $7.2 billion at December 31, 2015. This performance generated an annualized return on average assets of 1.19 percent and 1.09 percent for the first quarter 2016 and first quarter of 2015, respectively.
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.4 billion in total assets (as of March 31, 2016). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, banking, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended March 31, 2016, December 31, 2015, and March 31, 2015

	2016	2015	2015	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '15	1Q '15
INCOME STATEMENT:
Net interest income	$59,819	$57,867	$55,535	3.4%	7.7%
Provision for (recovery of) loan losses	910	(658)	1,632	N.M.	(44.2)%
Other income	17,389	19,296	18,873	(9.9)%	(7.9)%
Other expense	49,899	48,798	45,720	2.3%	9.1%
Income before income taxes	$26,399	$29,023	$27,056	(9.0)%	(2.4)%
Income taxes	7,713	8,134	8,012	(5.2)%	(3.7)%
Net income	$18,686	$20,889	$19,044	(10.5)%	(1.9)%

MARKET DATA:
Earnings per common share - basic (b)	$1.22	$1.36	$1.24	(10.3)%	(1.6)%
Earnings per common share - diluted (b)	1.21	1.36	1.23	(11.0)%	(1.6)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	47.60	46.53	46.02	2.3%	3.4%
Stock price per common share at period end	90.00	90.48	85.56	(0.5)%	5.2%
Market capitalization at period end	1,379,773	1,387,132	1,315,133	(0.5)%	4.9%

Weighted average common shares - basic (a)	15,330,813	15,345,986	15,379,170	(0.1)%	(0.3)%
Weighted average common shares - diluted (a)	15,406,508	15,384,451	15,421,928	0.1%	(0.1)%
Common shares outstanding at period end	15,330,807	15,330,815	15,370,887	—%	(0.3)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.01%	1.13%	1.07%	(10.6)%	(5.6)%
Return on average equity (a)(b)	10.38%	11.56%	10.95%	(10.2)%	(5.2)%
Yield on loans	4.80%	4.63%	4.68%	3.7%	2.6%
Yield on investments	2.38%	2.38%	2.57%	—%	(7.4)%
Yield on money markets	0.51%	0.27%	0.25%	88.9%	104.0%
Yield on earning assets	4.11%	3.96%	3.98%	3.8%	3.3%
Cost of interest bearing deposits	0.31%	0.29%	0.31%	6.9%	—%
Cost of borrowings	2.35%	2.34%	2.34%	0.4%	0.4%
Cost of paying liabilities	0.73%	0.71%	0.74%	2.8%	(1.4)%
Net interest margin (g)	3.55%	3.41%	3.40%	4.1%	4.4%
Efficiency ratio (g)	64.26%	62.98%	61.31%	2.0%	4.8%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.02%	1.14%	1.08%	(10.5)%	(5.6)%
Annualized return on average tangible equity (a)(b)(c)	11.53%	12.86%	12.21%	(10.3)%	(5.6)%
Tangible book value per share (d)	$42.88	$41.81	$41.32	2.6%	3.8%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended March 31, 2016, December 31, 2015, and March 31, 2015

				Percent change vs.
BALANCE SHEET:	March 31, 2016	December 31, 2015	March 31, 2015	4Q '15	1Q '15

Investment securities	$1,601,767	$1,643,879	$1,457,171	(2.6)%	9.9%
Loans	5,062,185	5,068,085	4,830,830	(0.1)%	4.8%
Allowance for loan losses	56,948	56,494	55,408	0.8%	2.8%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	17,745	18,651	26,337	(4.9)%	(32.6)%
Total assets	7,428,185	7,311,354	7,303,999	1.6%	1.7%
Total deposits	5,606,790	5,347,642	5,515,847	4.8%	1.6%
Borrowings	1,004,279	1,177,347	1,018,516	(14.7)%	(1.4)%
Shareholders' equity	729,701	713,355	707,431	2.3%	3.1%
Tangible equity (d)	657,367	641,021	635,097	2.5%	3.5%
Nonperforming loans	118,960	122,787	114,304	(3.1)%	4.1%
Nonperforming assets	136,705	141,438	140,641	(3.3)%	(2.8)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	68.15%	69.32%	66.14%	(1.7)%	3.0%
Nonperforming loans as a % of period end loans	2.35%	2.42%	2.37%	(2.9)%	(0.8)%
Nonperforming assets as a % of period end loans + OREO	2.69%	2.78%	2.90%	(3.2)%	(7.2)%
Allowance for loan losses as a % of period end loans	1.12%	1.11%	1.15%	0.9%	(2.6)%
Net loan charge-offs	$456	$1,331	$576	(65.7)%	(20.8)%
Annualized net loan charge-offs as a % of average loans (a)	0.04%	0.11%	0.05%	(63.6)%	(20.0)%

CAPITAL & LIQUIDITY:
Total equity / Period end total assets	9.82%	9.76%	9.69%	0.6%	1.3%
Tangible equity (d) / Tangible assets (f)	8.94%	8.86%	8.78%	0.9%	1.8%
Average equity / Average assets (a)	9.78%	9.76%	9.78%	0.2%	—%
Average equity / Average loans (a)	14.34%	14.28%	14.64%	0.4%	(2.0)%
Average loans / Average deposits (a)	91.31%	91.51%	90.34%	(0.2)%	1.1%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended March 31, 2016, December 31, 2015 and March 31, 2015.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2016	December 31, 2015	March 31, 2015
AVERAGE SHAREHOLDERS' EQUITY	$724,316	$716,977	$705,041
Less: Average goodwill	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$651,982	$644,643	$632,707

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2016	December 31, 2015	March 31, 2015
SHAREHOLDERS' EQUITY	$729,701	$713,355	$707,431
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$657,367	$641,021	$635,097

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED
	March 31, 2016	December 31, 2015	March 31, 2015
AVERAGE ASSETS	$7,405,345	$7,343,206	$7,209,143
Less: Average goodwill	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,333,011	$7,270,872	$7,136,809

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2016	December 31, 2015	March 31, 2015
TOTAL ASSETS	$7,428,185	$7,311,354	$7,303,999
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,355,851	$7,239,020	$7,231,665

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2016	December 31, 2015	March 31, 2015
Interest income	$69,308	$67,165	$65,018
Fully taxable equivalent adjustment	444	314	161
Fully taxable equivalent interest income	$69,752	$67,479	$65,179
Interest expense	9,489	9,298	9,483
Fully taxable equivalent net interest income	$60,263	$58,181	$55,696

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2016	2015

Interest income:
Interest and fees on loans	$60,052	$55,412
Interest on:
Obligations of U.S. Government, its agencies
and other securities	8,609	9,389
Obligations of states and political subdivisions	373	—
Other interest income	274	217
Total interest income	69,308	65,018

Interest expense:
Interest on deposits:
Demand and savings deposits	824	486
Time deposits	2,387	2,622
Interest on borrowings	6,278	6,375
Total interest expense	9,489	9,483

Net interest income	59,819	55,535

Provision for loan losses	910	1,632

Net interest income after provision for loan losses	58,909	53,903

Other income	17,389	18,873

Other expense	49,899	45,720

Income before income taxes	26,399	27,056

Income taxes	7,713	8,012

Net income	$18,686	$19,044

Per Common Share:
Net income - basic	$1.22	$1.24
Net income - diluted	$1.21	$1.23

Weighted average shares - basic	15,330,813	15,379,170
Weighted average shares - diluted	15,406,508	15,421,928

Cash Dividends Declared	$0.94	$0.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2016	December 31, 2015

Assets

Cash and due from banks	$105,664	$119,412
Money market instruments	212,239	30,047
Investment securities	1,601,767	1,643,879
Loans	5,062,185	5,068,085
Allowance for loan losses	(56,948)	(56,494)
Loans, net	5,005,237	5,011,591
Bank premises and equipment, net	59,025	59,493
Goodwill	72,334	72,334
Other real estate owned	17,745	18,651
Other assets	354,174	355,947
Total assets	$7,428,185	$7,311,354

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,360,605	$1,404,032
Interest bearing	4,246,185	3,943,610
Total deposits	5,606,790	5,347,642
Borrowings	1,004,279	1,177,347
Other liabilities	87,415	73,010
Total liabilities	$6,698,484	$6,597,999

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2016 and December 31, 2015)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2016 and 2015; 16,150,846 shares issued at March 31, 2016 and 16,150,854 shares issued at December 31, 2015)	304,433	303,966
Accumulated other comprehensive loss, net of taxes	(3,963)	(15,643)
Retained earnings	511,704	507,505
Treasury shares (820,039 shares at both March 31, 2016 and December 31, 2015, respectively)	(82,473)	(82,473)
Total shareholders' equity	$729,701	$713,355

Total liabilities and shareholders' equity	$7,428,185	$7,311,354

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2016	2015

Assets

Cash and due from banks	$118,981	$122,699
Money market instruments	217,384	341,072
Investment securities	1,562,194	1,490,545
Loans	5,049,327	4,815,358
Allowance for loan losses	(56,999)	(55,031)
Loans, net	4,992,328	4,760,327
Bank premises and equipment, net	59,577	56,559
Goodwill	72,334	72,334
Other real estate owned	18,303	23,325
Other assets	364,244	342,282
Total assets	$7,405,345	$7,209,143

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,357,998	$1,264,318
Interest bearing	4,171,865	4,066,186
Total deposits	5,529,863	5,330,504
Borrowings	1,072,814	1,102,711
Other liabilities	78,352	70,887
Total liabilities	$6,681,029	$6,504,102

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	303,986	303,106
Accumulated other comprehensive loss, net of taxes	(8,446)	(8,055)
Retained earnings	511,249	488,525
Treasury shares	(82,473)	(78,535)
Total shareholders' equity	$724,316	$705,041

Total liabilities and shareholders' equity	$7,405,345	$7,209,143

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2016	2015	2015	2015	2015
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$60,052	$58,424	$57,680	$56,463	$55,412
Interest on:
Obligations of U.S. Government, its agencies and other securities	8,609	8,360	9,163	9,113	9,389
Obligations of states and political subdivisions	373	170	12	—	—
Other interest income	274	211	232	228	217
Total interest income	69,308	67,165	67,087	65,804	65,018

Interest expense:
Interest on deposits:
Demand and savings deposits	824	573	614	556	486
Time deposits	2,387	2,453	2,508	2,542	2,622
Interest on borrowings	6,278	6,272	6,250	6,191	6,375
Total interest expense	9,489	9,298	9,372	9,289	9,483

Net interest income	59,819	57,867	57,715	56,515	55,535

Provision for (recovery of) loan losses	910	(658)	2,404	1,612	1,632

Net interest income after provision for (recovery of) loan losses	58,909	58,525	55,311	54,903	53,903

Other income	17,389	19,296	20,191	19,191	18,873

Other expense	49,899	48,798	47,429	44,667	45,720

Income before income taxes	26,399	29,023	28,073	29,427	27,056

Income taxes	7,713	8,134	8,033	8,388	8,012

Net income	$18,686	$20,889	$20,040	$21,039	$19,044

Per Common Share:
Net income - basic	$1.22	$1.36	$1.30	$1.37	$1.24
Net income - diluted	$1.21	$1.36	$1.30	$1.37	$1.23

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2016	2015	2015	2015	2015
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$5,113	$5,140	$4,933	$5,210	$4,912
Service charges on deposits	3,423	3,777	3,909	3,684	3,381
Other service income	2,574	2,861	3,251	3,025	2,301
Checkcard fee income	3,532	3,902	3,643	3,665	3,351
Bank owned life insurance income	1,197	1,245	1,574	1,086	1,878
OREO valuation adjustments	(118)	(319)	(718)	(251)	(304)
Gain on the sale of OREO, net	134	175	243	513	673
Gain on commercial loans held for sale	—	—	—	—	756
Gain on sale of investments	—	88	—	—	—
Miscellaneous	1,534	2,427	3,356	2,259	1,925
Total other income	$17,389	$19,296	$20,191	$19,191	$18,873

Other expense:
Salaries	$21,554	$22,520	$21,692	$20,995	$20,982
Employee benefits	4,773	4,161	6,721	4,729	5,685
Occupancy expense	2,548	2,257	2,469	2,381	2,579
Furniture and equipment expense	3,443	3,069	3,044	2,831	2,862
Data processing fees	1,217	1,190	1,383	1,197	1,267
Professional fees and services	6,667	7,751	5,424	5,583	4,694
Marketing	1,111	975	1,058	937	1,013
Insurance	1,411	1,407	1,399	1,362	1,461
Communication	1,221	1,321	1,245	1,233	1,331
Miscellaneous	5,954	4,147	2,994	3,419	3,846
Total other expense	$49,899	$48,798	$47,429	$44,667	$45,720

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2016	2015	2014		2013	2012

Allowance for loan losses:
Allowance for loan losses, beginning of period	$56,494	$54,352	$59,468		$55,537	$68,444
Charge-offs	3,401	14,290	24,780	(B)	19,153	61,268	(A)
Recoveries	2,945	11,442	26,997		19,669	12,942
Net charge-offs (recoveries)	456	2,848	(2,217)		(516)	48,326
Provision for (recovery of) loan losses	910	4,990	(7,333)		3,415	35,419
Allowance for loan losses, end of period	$56,948	$56,494	$54,352		$59,468	$55,537
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$56,948	$56,494	$54,352		$59,468	$55,537
Specific reserves	4,930	4,191	3,660		10,451	8,276
General reserves	$52,018	$52,303	$50,692		$49,017	$47,261

Total loans	$5,062,185	$5,068,085	$4,829,682		$4,620,505	$4,450,322
Impaired commercial loans	78,117	80,599	73,676		112,304	137,238
Total loans less impaired commercial loans	$4,984,068	$4,987,486	$4,756,006		$4,508,201	$4,313,084

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.04%	0.06%	(0.05)%		(0.01)%	1.10%
Allowance for loan losses as a % of period end loans	1.12%	1.11%	1.13%		1.29%	1.25%
General reserves as a % of total loans less impaired commercial loans	1.04%	1.05%	1.07%		1.09%	1.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$102,625	$95,887	$100,393		$135,216	$155,536
Accruing troubled debt restructuring	14,999	24,979	16,254		18,747	29,800
Loans past due 90 days or more	1,336	1,921	2,641		1,677	2,970
Total nonperforming loans	$118,960	$122,787	$119,288		$155,640	$188,306
Other real estate owned - Park National Bank	6,846	7,456	10,687		11,412	14,715
Other real estate owned - SEPH	10,899	11,195	11,918		23,224	21,003
Total nonperforming assets	$136,705	$141,438	$141,893		$190,276	$224,024
Percentage of nonaccrual loans to period end loans	2.03%	1.89%	2.08%		2.93%	3.49%
Percentage of nonperforming loans to period end loans	2.35%	2.42%	2.47%		3.37%	4.23%
Percentage of nonperforming assets to period end loans	2.70%	2.79%	2.94%		4.12%	5.03%
Percentage of nonperforming assets to period end total assets	1.84%	1.93%	2.03%		2.87%	3.37%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2016	2015	2014	2013	2012

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$88,351	$81,468	$77,477	$99,108	$100,244
Accruing troubled debt restructuring	14,999	24,979	16,157	18,747	29,800
Loans past due 90 days or more	1,336	1,921	2,641	1,677	2,970
Total nonperforming loans	$104,686	$108,368	$96,275	$119,532	$133,014
Other real estate owned - Park National Bank	6,846	7,456	10,687	11,412	14,715
Total nonperforming assets	$111,532	$115,824	$106,962	$130,944	$147,729
Percentage of nonaccrual loans to period end loans	1.75%	1.61%	1.61%	2.16%	2.28%
Percentage of nonperforming loans to period end loans	2.07%	2.14%	2.00%	2.61%	3.03%
Percentage of nonperforming assets to period end loans	2.21%	2.29%	2.23%	2.86%	3.36%
Percentage of nonperforming assets to period end total assets	1.52%	1.60%	1.55%	2.01%	2.27%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$14,274	$14,419	$22,916	$36,108	$55,292
Accruing troubled debt restructuring	—	—	97	—	—
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$14,274	$14,419	$23,013	$36,108	$55,292
Other real estate owned - SEPH	10,899	11,195	11,918	23,224	21,003
Total nonperforming assets	$25,173	$25,614	$34,931	$59,332	$76,295

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$95,887	$100,393	$135,216	$155,536	$195,106
New nonaccrual loans	21,339	80,791	70,059	67,398	83,204
Resolved nonaccrual loans	14,601	85,165	86,384	87,718	122,774
Sale of nonaccrual loans held for sale	—	132	18,498	—	—
Nonaccrual loans, end of period	$102,625	$95,887	$100,393	$135,216	$155,536

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$81,468	$77,477	$99,108	$100,244	$96,113
New nonaccrual loans - Ohio-based operations	21,339	80,791	69,389	66,197	68,960
Resolved nonaccrual loans	14,456	76,800	78,288	67,333	64,829
Sale of nonaccrual loans held for sale	—	—	12,732	—	—
Nonaccrual loans, end of period	$88,351	$81,468	$77,477	$99,108	$100,244

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$14,419	$22,916	$36,108	$55,292	$98,993
New nonaccrual loans - SEPH/Vision Bank	—	—	670	1,201	14,243
Resolved nonaccrual loans	145	8,365	8,096	20,385	57,944
Sale of nonaccrual loans held for sale	—	132	5,766	—	—
Nonaccrual loans, end of period	$14,274	$14,419	$22,916	$36,108	$55,292

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$106,539	$109,304	$106,156	$175,576	$242,345
Prior charge-offs	28,422	28,705	32,480	63,272	105,107
Remaining principal balance	78,117	80,599	73,676	112,304	137,238
Specific reserves	4,930	4,191	3,660	10,451	8,276
Book value, after specific reserve	$73,187	$76,408	$70,016	$101,853	$128,962

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com